Columbia Multi-Advisor International Value Fund

Supplement dated April 1, 2012

to the Prospectuses dated March 1, 2012

Effective April 1, 2012, the information regarding Tradewinds Global Investors, LLC (“Tradewinds”) under the caption “Fund Management — Subadvisers” in the Summary of the Fund section is superseded and hereby replaced with the following:

Tradewinds Global Investors, LLC

Portfolio Manager	Title	Managed Fund Since
Peter Boardman	Portfolio Manager	2009

The portfolio manager information regarding Tradewinds under the caption “Fund Management and Compensation” in the More Information about the Fund section is superseded and hereby replaced with the following:

Tradewinds

Tradewinds, which has served as subadviser to the Fund since August 2008, is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067-3120. Tradewinds, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to Tradewinds is:

Peter Boardman

Portfolio Manager, Managing Director

Peter Boardman is a portfolio manager and a consumer durables analyst at Tradewinds. Prior to joining Tradewinds, Peter was an international equity analyst at Nuveen affiliate NWQ for three years. Before that time, he was a senior analyst with USAA Investment Management managing the Japan portion of the firm’s international fund while covering automobiles, pharmaceuticals, and semiconductors on a global sector basis. He spent eight years with UBS Warburg as a sell-side analyst following the automobile and auto parts industries in North America, Japan, and Asia. Prior to that, he was with Credit Lyonnais (Japan) in charge of Japanese research of automobiles, machinery, and consumer electronics. Peter was also an institutional equity salesman with Citicorp Vickers DaCosta in both Tokyo and New York.

Peter earned a bachelor of arts degree in economics from Willamette University and a master’s degree in international management from Garvin School of International Management (Thunderbird). Peter has been highly ranked as an analyst in the surveys of Greenwich Associates, Institutional Investor magazine, and by Nihon Keizai Shimbun (Nikkei) newspaper. He is fluent in Japanese.

The rest of this section remains the same.

S-6242-13 A (4/12)